EXHIBIT 10.18

DANIEL DONOVAN

Hobbs Group, LLC

EMPLOYMENT, NON-SOLICITATION, AND CONFIDENTIALITY AGREEMENT

This Employment Agreement (the “Agreement”) is entered into this 22nd day of October, 1997, in exchange for the agreement of Hobbs Group, LLC, a Delaware limited liability company (the “Company”), to employ me, subject to the terms of this Agreement, beginning on the date hereof. I understand that if I do not enter into this Agreement, the Company would not employ me. For purposes of this Agreement, “Company” means Hobbs Group, LLC and any of its subsidiaries, affiliates or successors.

1. The Company’s Business. The Company is in the business of providing insurance brokerage, risk management, and related consulting services. The Company is committed to quality and service in every aspect of this business. I understand that the Company looks to and expects from its employees a high level of competence, cooperation, loyalty, integrity, initiative, and resourcefulness. I understand that as an employee of the Company, I will have substantial contact with the Company’s customers and potential customers and that the Company’s relationship with its customers and potential customers were developed by the Company at considerable expense. These relationships provide the Company with a substantial competitive advantage, and constitute a substantial part of its goodwill.

I further understand that all business and fees including insurance, bond, risk management, self insurance, insurance consulting and other services produced or transacted through my efforts shall be the sole property of the Company, and that I shall have no right to share in any commission or fee resulting from the conduct of such business other than as compensation referred to in Section 3 hereof. All checks or bank drafts received by me from any customer or account shall be made payable to the Company, and all premiums, commissions or fees that I may collect shall be in the name of and on behalf of the Company, and I will immediately turn over all of such funds to the Company.

2. Duties of Employee. I shall comply with all Company rules, procedures and standards governing the conduct of employees and their access to and use of the Company’s property, equipment and facilities. I understand that the Company will make reasonable efforts to inform me of the rules, standards and procedures which are in effect from time to time and which apply to me.

3. Compensation and Benefits. I shall receive the compensation as is mutually agreed upon, which may be adjusted from time to time by the Company, as full compensation for services performed under this Agreement, and, in addition, I may participate in such employee benefit plans and receive such other fringe benefits, subject to the same eligibility requirements, as are afforded other company employees in my job classification. I understand that these employee benefit plans and fringe benefits may be amended, enlarged, or diminished by the Company from time to time, at its discretion.

4. Management of the Company. The Company may manage and direct its business affairs as it sees fit, including, without limitation, the assignment of sales territories, notwithstanding any employee’s individual interest in or expectation regarding a particular business location or customer account.

5. Termination of Employment. I acknowledge that I am an employee-at-will and that my employment may be terminated at any time by the Company or me. Upon termination of my employment, I acknowledge and agree that the Company may reduce any amounts due to me as salary or other compensation by any amounts owed by me to the Company.

6. Agreement Not to Solicit. As a condition to my hiring and continued employment by the Company, and in consideration of the compensation to be paid to me hereunder, I agree that, during the period I am employed by the Company and for a period of six months following the termination of such employment, followed by a second six-month period, followed by a third six-month period, followed by a fourth six-month period:

(a) Directly or indirectly solicit for employment any person who is an employee of the Company, unless the Company first terminates the employment of such employee or the Company gives its written consent to such employment or offer of employment;

(b) Call on or, directly or indirectly, solicit, divert, or take away insurance-related business from the Company, or, directly or indirectly, accept insurance-related business from, provide insurance-related consulting services of any kind to, or perform any of the services offered by the Company for, any person, firm, corporation or other entity who is a customer of the Company or who is, or during the two-year period prior to my termination of employment was, a prospective customer of the Company with whom I had direct contact, or, directly or indirectly, encourage any such customer to cease doing business with the Company.

7. Unauthorized Disclosure of Confidential Information. I acknowledge that in connection with my employment by the Company, I have been or will be provided with or otherwise exposed to, and have had or will have access to, certain confidential and/or proprietary information relating to the Company’s business. Accordingly, I agree not to make use of, divulge, or otherwise disclose, directly or indirectly, whether during the period of my employment with the Company or at any time thereafter, any Confidential Information (as hereinafter defined) except to the extent such use, divulgence or disclosure is made in connection with my employment and for the benefit of the Company. I hereby agree that any and all Confidential Information which is disclosed to me or which I have access to pursuant to this Agreement shall be and shall remain the sole and exclusive property of the Company.

The term “Confidential Information” as used throughout this Agreement means any and all trade secrets and any and all data or information not generally known outside of the Company, whether prepared or developed by or for the Company or received by the Company from any outside source. Without limiting the scope of this definition, Confidential Information includes any customer files, customer lists, policy expiration dates, policy terms, conditions and rates; information relating to customers’ risk characteristics; sources with which insurance is placed; information concerning the insurance markets for large or unusual commercial risks; manuals; computer programs, disks or data; any business, marketing, financial or sales record, data plan, or survey; and any other record or information relating to the present or future business, products or services of the Company.

Notwithstanding the foregoing, the term Confidential Information shall not include information that: (a) the Company has voluntarily disclosed to the public without restriction, or (b) has otherwise lawfully entered the public domain.

8. Unauthorized Disclosure/Use of Employee Work Product. While employed by the Company and thereafter, I shall not directly or indirectly disclose to anyone outside of the Company any Work Product (as hereinafter defined) or use any Work Product other than pursuant to my employment by and for the benefit of the Company. I hereby agree that all Work Product shall be and shall remain the sole and exclusive property of the Company.

The term “Work Product” as used throughout this Agreement means any and all discoveries, inventions, ideas, concepts, designs, research, trademarks, service marks, slogans, logos, and other information processes, including, without limitation, software codes, products, techniques, methods, improvements, or parts thereof, conceived, developed, or otherwise made by an employee alone, or jointly with others, during the period of his/her employment with the Company, and in any way relating to the present or proposed products, programs, or services of the Company or to tasks assigned to the employee during the course of employment, whether or not: (a) patentable or subject to copyright or trademark protection, (b) reduced to tangible form or reduced to practice, (c) made during regular working hours, (d) made on the Company’s premises, (e) constituting Confidential Information, or (f) disclosed by the employee to the Company.

9. Certain Commissions and Fees. If, during the two-year period referred to in Section 6 above, any commission or fee becomes payable to me or to any person, firm, corporation or other entity by whom I am then employed as a result of violation by me of any of the provisions of this Agreement (“Disqualified Fees”), I agree to pay, or to cause my new employer to pay, promptly to the Company upon receipt thereof an amount equal to 80% of the total aggregate amount of such Disqualified Fees that become payable during such two-year period. I shall make available to the Company for its inspection all records which the Company may reasonably require in order to verify the amount of such commissions, fees, or other compensation. The acceptance by the Company of any such commissions, fees, or other compensation shall not in any way release me from the covenants and restrictions applicable to me under this Agreement (other than those set forth under Section 6) or from any other duties and obligations I have under this Agreement and shall not in any way limit any rights the Company may have under this Agreement, including, without limitation, those set forth in Section 13 hereof.

10. Prior Obligations; No Conflict of Interest. I have informed the Company in writing of any and all continuing obligations that require me not to disclose to the Company any information or that limit my opportunity or capacity to compete with any previous employer. Should any matter of dealing in which I am involved, or hereafter become involved, appear to present a possible conflict of interest under any provision of this Agreement, I will promptly disclose the facts to the Company’s Chief Executive Officer or President so that a determination can be made as to whether a conflict of interest does exist.

11. Employee’s Obligation to Cooperate. At any time upon request of the Company (and at the Company’s expense), I shall execute all documents and perform all lawful acts the Company considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

12. Return of Property. At any time upon request of the Company, and upon termination of my employment, I shall return promptly to the Company all the Company’s property, including all copies of all Confidential Information and Work Product, and all records, files, blanks, forms, materials, supplies, and any other materials furnished, used or generated by me during the course of my employment, and any copies of the foregoing, all of which I recognize to be the sole property of the Company.

13. Acknowledgement; Special Remedies. I agree that the period of time provided for and the territorial restrictions and other provisions and restrictions set forth in this Agreement are reasonable and necessary to protect the Company and its successors, affiliates, and assigns in the use and employment of the goodwill of the business of the Company. I further agree that money damages alone would not adequately compensate the Company in the event of breach by me of any of the covenants set forth in this Agreement, and I therefore agree that in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief against me in the event of a violation of any such covenant. Failure by the Company to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions. I agree to pay all reasonable attorneys’ fees and costs incurred by the Company in enforcing any covenant contained in this Agreement.

14. Severability. I agree that if any provisions of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deleted from the Agreement, but such deletion is to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made, and the validity or enforceability of any other provision hereof shall not be affected thereby. I further agree that to the extent any provision hereof is deemed unenforceable by virtue of its scope in terms of area or length of time or for any other reason, but may be made enforceable by limitations thereon, such provision shall be enforceable to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought.

15. Entire Agreement. This Agreement contains the entire and only agreement between me and the Company respecting the subject matter hereof and supersedes all prior agreements and understandings between us as to the subject matter hereof.

16. Survival of Obligations; Extension. My obligations under this Agreement shall survive the termination of my employment with the Company regardless of the manner of or reasons for such termination, and regardless of whether such termination constitutes a breach of this Agreement or of any other agreement I may have with the Company. I agree that the period of time during which my obligations hereunder are in effect shall be extended for a period equal to the duration of any period during which I am in breach of this Agreement.

17. Assignment; Amendment. This Agreement may not be assigned, except that the Company may assign all or any portion of its rights under this Agreement: (a) (i) to any of its affiliates, (ii) by operation of law to any corporation or other entity with or into which the Company may be merged or consolidated, or (iii) to any corporation or other entity to which the Company transfers all or substantially all of its assets; provided such corporation or other entity assumes this Agreement and all obligations and undertakings of the Company hereunder; or (b) in connection with a collateral assignment of this Agreement to any secured lender. This Agreement shall inure to the benefit of, and be binding upon, and enforceable against my heirs and legal representatives, and shall inure to the benefit of, and be binding upon, and enforceable against the successors and assigns of the Company. The parties hereto hereby acknowledge (x) that the rights of the Company under this Agreement have been, or may be from time to time, collaterally assigned to certain secured lenders, and (y) that, in the event of such assignment, such secured lenders shall be (i) third party beneficiaries under this Agreement and (ii) entitled, solely in connection with the acceleration of indebtedness of the Company upon an event of default (as defined in any agreement creating such indebtedness), to directly enforce their third party rights hereunder. This agreement may not be amended except in a writing signed by all parties hereto. In addition, to the extent required by the terms of any agreement in respect of secured debt, this Agreement may not be amended without the prior written consent of any such secured lender, which consent may not be unreasonably withheld.

18. Governing Law. The validity, construction, and enforceability of this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Connecticut without giving effect to the conflict of laws provisions thereof. This Agreement is executed under seal.

19. Effective Date. This Agreement shall be deemed to be effective as of the first day of my employment by the Company.

20. CONSENT TO JURISDICTION. I AGREE THAT ALL ACTIONS, SUITS, AND PROCEEDINGS ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS OF THE STATE OF CONNECTICUT. BY EXECUTION HEREOF: (A) I HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF CONNECTICUT FOR THE PURPOSE OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF; AND (B) I HEREBY WAIVE TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT I

AM NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT I AM IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT MY PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, SHOULD BE STAYED BY VIRTUE OF THE PENDENCY OF ANY OTHER ACTION, SUIT, OR PROCEEDING IN ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. I HEREBY CONSENT TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF CONNECTICUT, AGREE THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

21. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT NEITHER HE OR SHE OR IT, NOR ANY ASSIGNEE OR SUCCESSOR THERETO WILL ASSERT (WHETHER AS A PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO (i) A JURY TRIAL IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE, OR (ii) CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 21 HAVE BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE PARTIES HERETO HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION 21 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 21 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF HIS OR HER OR ITS RIGHT TO A JURY TRIAL.

BY SIGNING THIS AGREEMENT, I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTOOD ALL OF ITS PROVISIONS AND THAT I AGREE TO BE FULLY BOUND BY THE SAME.

EMPLOYEE:

Date:	10/22/97	/s/ Daniel J. Donovan

COMPANY:

Accepted by: Daniel J. Donovan

Hobbs Group, LLC, a Delaware limited liability company, on behalf of its subsidiaries and affiliates

Date:	10/24/97	By:	/s/ Thomas A. Golub
		Name:	Thomas A. Golub
		Its:	Chief Executive Officer and President

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